UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2009

Clear Skies Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53105	30-0401535
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Country Road, Suite 610 Mineola, NY	11501-4241
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 282-7652

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 9, 2009, Clear Skies Solar, Inc. (the “Company”) entered into a series of agreements with third party consultants (collectively, the “Consulting Agreements”). The Consulting Agreements call for the parties to take certain actions during the six month period ending on May 31, 2010. As consideration for the services to be provided, the Company will issue a total of 2,000,000 shares of its common stock (“Common Stock”) and 100,000 shares of its series A convertible preferred stock (“Series A Stock”). The Company also has agreed to enter into an investor relations agreement (the “IR Agreement”), pursuant to which the Company will issue 300,000 shares of its Series A Stock for investor relations services through May 31, 2010.

The shares of Common Stock and Series A Stock are being issued in transactions that are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act, which exempts transactions by an issuer not involving a public offering.

On December 9, 2009, the Company filed the certificate of designations (the “Certificate”) with the Secretary of State of Delaware pursuant to the action of the board of directors authorizing the creation of the Series A Stock. The Series A Stock consists of 400,000 shares and have the following rights and preferences:

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no voting rights (except as required by law);

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no liquidation preference – treated the same as the Common Stock on an as converted basis;

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receive no dividends; and

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after the 6 month anniversary of issuance, each share of Series A Stock is convertible at the option of the holder into 10 shares of Common Stock, subject to certain adjustments.

The foregoing is not a complete summary of the terms of the transactions described in this Item 1.01 and reference is made to the complete text of the Certificate, form of Consulting Agreement relating to Common Stock, form of Consulting Agreement related to Series A Stock and the IR Agreement attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

The information required to be disclosed under this Item 3.02 is disclosed under Item 1.01 and is incorporated by reference into this Item.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Certificate of Designation of Series A Preferred Stock

10.2	Form of Consulting Agreement requiring the issuance of Common Stock

10.3	Form of Consulting Agreement requiring the issuance of Preferred Stock

10.4	Form of IR Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2009

CLEAR SKIES SOLAR, INC.

By:	/s/ Ezra Green
Ezra Green
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Certificate of Designation of Series A Preferred Stock

10.2	Form of Consulting Agreement requiring the issuance of Common Stock

10.3	Form of Consulting Agreement requiring the issuance of Preferred Stock

10.4	Form of IR Agreement

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